UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

February 21, 2024
Date of Report (Date of earliest event reported)

Expro Group Holdings N.V.
(Exact name of Registrant as specified in its charter)

The Netherlands	001-36053	98-1107145
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1311 Broadfield Blvd., Suite 400
Houston, Texas	77084
(Address of principal executive offices)	(Zip Code)

(713) 463-9776

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, €0.06 nominal value	XPRO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.

On February 21, 2024, Expro Group Holdings N.V. (the “Company”) announced its results for the quarter and year ended December 31, 2023. A copy of the Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished in this Item 2.02 (including the exhibit) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Item 7.01    Regulation FD Disclosure.

In addition, on February 21, 2024, the Company posted a presentation on the Company’s website, www.expro.com, under “Investor Relations”.

Also, management of the Company anticipates participating in, and presenting at, upcoming meetings with certain investors. A copy of the fourth quarter 2023 investor presentation materials to be generally used in connection with such presentations and meetings has been posted on the Investors section of the Company’s website.

Further, the Company updated its Interactive Analyst Center on its website to include fourth quarter 2023 financial results. The Interactive Analyst Center is designed to enable investors and analysts to view, chart and download the Company’s current and historical financial and operating information. The Company routinely posts announcements, updates, presentations and other investor information on its website, including downloadable financial data and/or operating metrics that may be posted from time to time in the future.

The information furnished in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act or the Exchange Act.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description of the Exhibit
99.1	Press Release dated February 21, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPRO GROUP HOLDINGS N.V.

Date: February 21, 2024	By:	/s/ Quinn P. Fanning
Quinn P. Fanning
Chief Financial Officer

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